Exhibit 99.5

                                                        EXECUTION COPY

                        TRI-PARTY CUSTODY AGREEMENT

                                BY AND AMONG

                      PETRIE STORES LIQUIDATING TRUST
                                 (Pledgor)

                                    AND

                     CANADIAN IMPERIAL BANK OF COMMERCE
                                 (Pledgee)

                                    AND

                  UNITED STATES TRUST COMPANY OF NEW YORK
                                (Custodian)


                        TRI-PARTY CUSTODY AGREEMENT

               THIS AGREEMENT (this "Agreement") is made and entered into as of the date written below by and among Pledgor, Pledgee, and Custodian as identified upon the signature page hereof.

                              R E C I T A L S

               WHEREAS, Pledgor has executed a Master Pledge Agreement dated as of December __, 1997 in favor of Pledgee (the "Pledge Agreement") providing for the pledge and delivery of collateral for security for the obligations of Pledgor under a certain Master Agreement (the "Master Agreement"); and

               WHEREAS, Custodian is authorized to hold securities and properties and to utilize agents, correspondent banks or affiliates where appropriate for the custody, retention, safekeeping and processing of securities and properties, and to use other means available to it for the custody, retention, safekeeping and processing of securities and properties; and

               WHEREAS, Custodian has agreed to act as custodian of certain monies and securities on behalf of Pledgee as described herein,

               NOW THEREFORE, in consideration of the mutual promises set forth herein and intending to be legally bound hereby, it is agreed as follows:

     1.   DEFINITIONS

               Unless otherwise defined herein, terms defined in the Master Agreement or the Master Pledge Agreement will have such defined meanings when used herein. In addition, as used in this Agreement, the following terms will have the following meanings:

               "Authorized Person". A person described on Exhibit C hereto.

               "Business Day" or "New York Banking Day". Any day on which commercial banks are open for business in New York, New York.

               "Collateral". All securities, obligations and other property (including cash) and all additions and substitutions therefor, all of a type agreed to in writing (which may include a Confirmation) by Pledgor and Pledgee, which are pledged to and received by Pledgee under the Pledge Agreement, together with all collections, income, distributions and claims in respect thereof, all proceeds of any of the foregoing and all powers and rights of the Pledgor now or hereafter acquired by the Pledgor, including rights of enforcement, under any or all of the foregoing.

               "Collateral Account". The account or accounts described in Paragraph 4a. hereof as the Collateral Account.

               "Collateral Securities". All securities comprising the Collateral.

               "UCC". The Uniform Commercial Code as in effect from time to time in the State of New York.

     2.   SERVICES OF CUSTODIAN

               a. Appointment of Custodian. Pledgor and Pledgee hereby jointly appoint Custodian as custodian to hold in custody all Collateral at any time transferred by Pledgor to Pledgee as security for Pledgor's obligations to Pledgee under the Master Agreement to the extent that such Collateral shall be delivered by Pledgor or Pledgee to the Custodian. Custodian shall act as agent of Pledgee with respect to such Collateral.

               b. Acceptance of Custodian. Custodian accepts the appointment and, subject to the terms and conditions of this Agreement, agrees to receive Collateral in the manner specified herein to be held hereunder, and to hold, release, or otherwise dispose of such Collateral as hereinafter provided. Custodian will act solely on the instructions of Pledgor and Pledgee as specifically set forth under this Agreement.

               c. Scope of Custodian's Duties. Custodian's duties hereunder shall continue until altered in writing by the parties hereto or until the termination of this Agreement. Custodian undertakes to perform only those duties which are expressly set forth in this Agreement and no covenant or obligation shall be implied in this Agreement against Custodian. If Collateral shall not be held or disposed of as required by the Pledge Agreement or a collateral transaction shall not be completed for any reason whatsoever (other than Custodian's failure to perform its obligations hereunder) and Custodian shall request further instructions as hereinafter provided, Custodian's duties to Pledgor and Pledgee shall be limited to accepting new instructions with respect to any transaction, holding Collateral or transferring or delivering Collateral as hereinafter provided.

               d. Authorization: Agents, Subcustodians, and Securities Custody. Pledgor and Pledgee authorize Custodian to utilize agents, subcustodians, depositories, correspondent banks and affiliates (collectively, "Agents") to process deliveries in and out of the Collateral Account and to hold Collateral and to use any other means legally available to it for the retention, processing or maintenance of Collateral; provided that the representations and warranties of the Custodian would be true and correct for such Agent and such Agent is able and does maintain the Collateral in compliance with Paragraph 4 hereof. References to "Custodian" hereunder shall be deemed to include other agents of Custodian to the extent that such entities perform Custodian's duties under this Agreement. Neither the appointment of any other agent, subcustodian, depository, correspondent bank or affiliate nor any other action taken pursuant to this Paragraph 2d. shall relieve Custodian of any of its obligations under this Agreement.

               Pledgor further authorizes Custodian to hold securities constituting part of the Collateral in bulk or to hold such securities registered in street name, or in the name of Custodian's nominee or the nominee of its agents or affiliates, in each case in negotiable form.

     3.   REPRESENTATIONS AND WARRANTIES

               a. Representations of Pledgor and Pledgee. Pledgor and Pledgee each represents and warrants to Custodian as of the date hereof, as of each Purchase Date, and as of each Repurchase Date, the following:

                 (i) It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all the duties and obligations to be performed by it hereunder.

                (ii) This Agreement has been duly authorized, executed, and delivered, and the performance of all transactions contemplated hereunder has been duly authorized, in accordance with all requisite corporate action, and this Agreement constitutes a valid, legal and binding obligation enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors rights generally.

               (iii) The execution, delivery, and performance of this Agreement, and the performance of the transactions contemplated hereunder, will not violate any agreement by which it is bound or by which any of its assets are affected, or its charter, by-laws, or any statute, regulation, rule, order or judgment applicable to it.

                (iv) It has the power and authority to enter into the Master Agreement and the Pledge Agreement and to deliver and transfer the Collateral to be delivered or transferred by it hereunder.

                 (v) It is acting as principal in executing this Agreement and will act as principal in all transactions hereunder.

               b. Representations of Custodian. Custodian represents and warrants to Pledgor and Pledgee as of the date hereof and as of each date on which any Collateral is held, delivered to the Custodian or delivered out by the Custodian the following:

                 (i) It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all the duties and obligations to be performed by it hereunder.

                (ii) This Agreement has been duly authorized, executed, and delivered, and the performance of all transactions contemplated hereunder has been duly authorized, in accordance with all requisite corporate action, and this Agreement constitutes a valid, legal and binding obligation enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors' rights generally.

               (iii) The execution, delivery, and performance of this Agreement, and the performance of the transactions contemplated hereunder, will not violate any agreement by which it is bound or by which any of its assets are affected, or its charter, by-laws, or any statute, regulation, rule, order or judgment applicable to it.

                (iv) It will maintain the Collateral Account as a custody account and shall administer the Collateral Account in the same manner it administers similar accounts established for the same purpose, and it shall create and maintain the books and records created in connection with the Collateral Account in the State of New York. Custodian in the ordinary course of its business maintains custody accounts for customers with respect to cash and securities (including those securities and instruments of the types constituting Collateral as defined herein) and with respect to securities held by it hereunder will be acting in that capacity.

                 (v) It is a bank and trust company chartered under the laws of the State of New York with its principal office at 114 West 47th Street, New York, New York 10036. Custodian in the ordinary course of its business maintains securities custody accounts for its customers and when performing services pursuant to this Agreement, Custodian shall be acting in that capacity. Custodian regularly accepts in the course of its business securities such as Collateral Securities as a custodial service for customers and maintains accounts in the names of such customers reflecting ownership of or interest in such securities. Custodian shall administer the Collateral Account in the same manner in which it administers similar accounts of other customers established for the same purpose.

               c. Continuing Warranties of Custodian. Custodian shall promptly notify Pledgee and Pledgor if any of Custodian's representations hereunder shall be or become untrue or misleading in any material respect.

     4.   MAINTENANCE OF THE COLLATERAL ACCOUNT

               a. The Collateral Account. Custodian shall maintain such records and establish such accounts on its books as may be required from time to time to receive, hold and account for all cash and securities to be held as Collateral pursuant to this Agreement.

               b. Transfer of Collateral Securities to the Collateral Account. Each security constituting part of the Collateral shall be continuously maintained by Custodian in the Collateral Account. Custodian shall continuously identify such Collateral Securities as belonging to the Pledgee and identified to the Collateral Account on Custodian's books and records. Whenever any security constituting part of the Collateral is transferred to the Custodian, the Custodian shall send to the Pledgee a confirmation of such transfer and a certificate with respect to such securities in the form of Exhibit E hereto. Upon receipt of any securities by the Custodian from the Pledgor for the benefit of the Pledgee, the Custodian shall immediately notify the Pledgee of such receipt and the Custodian shall by identify such securities as subject to Pledgee's interest. On the first Business Day of each month on which Collateral is held, Custodian shall forward to Pledgor and Pledgee a statement identifying the securities held in the Collateral Account. Custodian shall maintain cash in the Collateral Account in immediately available funds.

               c. Segregation of Assets. Custodian shall segregate and separately account on its books and records for all cash and securities held for customers, including the Collateral Account from assets it holds in its individual capacity. Custodian shall maintain and hold in custody cash and securities held in the Collateral Account until: (i) it shall receive Pledgee's instructions to deliver or transfer to Pledgee cash and Collateral Securities, as provided in Paragraph 16 hereof; or
     (ii) this Agreement is terminated.

               d. Pledge by Custodian. The Collateral Account shall not be subject to any security interest, lien or any right of set-off by Custodian. Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any party other than Pledgor and Pledgee an interest in, any cash or securities held by Custodian as collateral pursuant to this Agreement.

     5.   RECEIPT OF INSTRUCTIONS; PAYMENT OF MONIES; DELIVERY OF
          SECURITIES

               a. Terms of Instructions. If at any time, the terms of Pledgor's instructions and Pledgee's instructions are not identical, Custodian shall notify Pledgor and Pledgee, who shall use their best efforts to provide new instructions as quickly as possible. Except as provided in this Agreement with respect to a Notice of Collection, in the event of such a conflict Custodian shall take no action and shall wait for further instructions from Pledgor and Pledgee for three (3) Business Days, after which time the Custodian shall follow the instructions of Pledgee.

               b. Cash Transfers. All payments of cash shall be maintained in the Collateral Account or be credited to Pledgee, as instructed by Pledgee, in immediately available funds and effected by wire transfer to the appropriate account designated in Exhibit B hereto.

               c. Securities Transfers. All transfers of securities to be transferred to the Collateral Account shall be effected by Pledgee's transfer of the same to the account and at the location and within the time periods designated in Exhibit A hereto. All securities transferred to Custodian shall be in negotiable form.

               d. Effect of Notice of Levy etc. Notwithstanding anything in this Agreement to the contrary, Custodian shall not be required to deliver or transfer cash or securities in contravention of any notice of levy, seizure or similar notice or order, or judgment, issued or directed by a governmental agency or court, or officer thereof, having jurisdiction over Custodian or its agent or affiliates, which on its face affects such cash or securities. Custodian shall give Pledgor and Pledgee prompt notice of any such notice or order.

               e. Collateral Securities. Upon the transfer of securities or cash to the Collateral Account, it is agreed by Pledgee and Pledgor that the securities or cash held by Custodian in the Collateral Account shall be subject to the pledge, lien, and security interest granted by Pledgor to Pledgee.

     6.   [RESERVED]

     7.   CUSTODIAN STATEMENTS

               Custodian shall provide Pledgor and Pledgee with semi-monthly information statements reflecting cash and securities positions in the Collateral Account as of the 1st and 15th day of each month. Pledgor and Pledgee shall promptly review all such information statements and shall promptly advise Custodian of any error, omission, or inaccuracy in the cash transactions, cash balances, securities deposits and withdrawals or securities positions reported. Custodian shall undertake to correct any errors, failures, or omissions that are reported to Custodian by Pledgor or Pledgee. Any such corrections shall be reflected on subsequent information statements.

     8.   CUSTODIAN FEES AND EXPENSES

               Pledgor shall pay Custodian's fees and expenses including reasonable legal fees incurred in connection with the execution and delivery of this Agreement and thereafter for services provided pursuant to this Agreement.

     9.   NO GUARANTY BY CUSTODIAN

               PLEDGOR AND PLEDGEE SPECIFICALLY ACKNOWLEDGE THAT CUSTODIAN IS NOT GUARANTEEING PERFORMANCE OF THE OBLIGATIONS OF PLEDGOR OR PLEDGEE HEREUNDER, UNDER THE PLEDGE AGREEMENT OR MASTER AGREEMENT OR WITH RESPECT TO ANY TRANSACTION OR ASSUMING ANY LIABILITY WITH RESPECT TO THE PERFORMANCE OF PLEDGOR OR PLEDGEE, NOR IS CUSTODIAN UNDERTAKING ANY CREDIT RISK ASSOCIATED WITH THE TRANSACTIONS, WHICH LIABILITIES ARE THE RESPONSIBILITY OF PLEDGOR AND PLEDGEE. FURTHER, EXCEPT AS MAY BE ARRANGED BY A SEPARATE AGREEMENT, CUSTODIAN IS UNDER NO OBLIGATION TO UNDERTAKE TO MAKE ANY CREDIT AVAILABLE TO EITHER PLEDGOR OR PLEDGEE TO ENABLE EITHER OF THEM TO COMPLETE TRANSACTIONS.

     10.  FORCE MAJEURE

               Any party to this Agreement (the "Obligor") shall not be liable for any expense, loss, claim or damage (including counsel fees) suffered by any other party to this Agreement arising out of or caused by any delay in, or failure of, performance by the Obligor, in whole or in part, arising out of, or caused by, acts of God; interruption of, delay in, or loss (partial or complete) of electrical power or communication services provided to the Obligor by unaffiliated parties; act of civil or military authority; sabotage; natural emergency; epidemic; war or other government action; civil disturbance; flood, earthquake, drought, fires or other catastrophe; strike or other labor disturbance by employees or personnel of unaffiliated Parties; government, judicial, or self regulatory organization order, rule, or regulation adopted or entered after the date hereof; or riot; provided, however, that such expenses, losses, claims or damages do not arise from circumstances within the Obligor's control. For purposes of this Paragraph 10, Obligor, with respect to Custodian, shall be deemed to include affiliates. Nothing in this Paragraph 10 shall be read to affect the indemnity provided in Paragraph 12 hereof.

     11.  CONCERNING THE CUSTODIAN

               a. Intermediary. With respect to all securities delivered or transferred by Custodian hereunder, Custodian shall be deemed an "intermediary" within the meaning of Section 8-306(3) of the UCC and, except as expressly provided in Paragraph 3b. hereof, the only warranty given by Custodian shall be the warranty provided in Section 8-306(3) of the UCC.

               b. Delay in Receiving Cash or Securities. Custodian shall not be liable for any expense, loss, claim or damage (including counsel fees) that Pledgor, Pledgee or any other third-party may suffer by reason of any delay Pledgor, Pledgee or Custodian may experience in obtaining cash or securities from, or by reason of any action or omission to act on the part of, any depository, clearing agent, transfer agent, issuer, securities broker or dealer, any other party, or the FRBNY securities wire transfer system, or in obtaining cash from any bank, including the FRBNY, clearing agent, or other party, unless such expense, loss, claim or damage arose by reason of a delay in obtaining cash, or securities from, or by reason of gross negligence or willful misconduct on the part of, Custodian.

               c. Forgery; False Data. Custodian shall not be liable for any expense, loss, claim or damage (including counsel fees) Pledgor, Pledgee or any other third-party may suffer by reason of any failure of signature by an Authorized Person on or inaccuracy, incompleteness or falsity of any notice or instruction or any other written instrument or inaccuracy, incompleteness or falsity of data transmitted by computer tape or terminal or other computer facilities, if Custodian shall have reasonably believed that such instructions, instrument or data was for the account or benefit of Pledgor or Pledgee or that the writing was signed by, or the data was transmitted by, an Authorized Person.

               d. No Duty of Inquiry. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

                 (i) the title, validity or genuineness of any security;

                (ii) the legality of the purchase or delivery or transfer of any security or the propriety of the price at which the same are acquired or sold;

               (iii) the due authority of any Authorized Person to act on behalf of Pledgor or Pledgee with respect to cash or securities held in the Collateral Account; or

                (iv) the due authority of Pledgor to deliver cash or any security delivered to Pledgee or Custodian pursuant to this Agreement.

               e. Price Data. Custodian shall not be liable for any expense, loss, claim or damage (including counsel fees) Pledgor, Pledgee or any third person may suffer by reason of any error in, or any inaccuracy of, any price received from the Pledgor or any other pricing source. Custodian shall have no duty to inquire into the appropriateness or relative change of any price nor shall Custodian be required to determine volatility factors with respect to any price.

               f. Limitation of Liability. Custodian shall use reasonable care in performing its obligations hereunder. Custodian shall be liable to Pledgor and Pledgee as their interests may appear for the negligent loss of securities and cash from the Collateral Account by reason of robbery, burglary or theft by it or its employees, agents or delegates. Notwithstanding any other provision of this Agreement, Pledgor and Pledgee agree that Custodian's liability hereunder shall be limited to the direct damages resulting from Custodian's breach of this Agreement, and in no event shall Custodian be liable for special, consequential or incidental damages incurred or suffered by Pledgor or Pledgee.

     12.  INDEMNIFICATION

               Pledgor agrees to release, indemnify and hold harmless, Custodian, its directors, officers, employees or agents (the "Indemnified Parties") for all costs, losses, expenses, damages, liabilities or claims, including reasonable fees and expenses of counsel, which any of them may sustain or incur or which may be asserted against any of them (i) relating to those areas of liability expressly disclaimed or restricted in this Agreement or
     (ii) by reason of or as a result of any action taken or omitted by them in connection with operating under this Agreement or resulting from any actual or alleged breach of this Agreement by Pledgor or Pledgee (including costs and expenses of the Indemnified Parties' defense of or participation in regulatory investigations, administrative proceedings or other legal proceedings), except those losses and damages, including counsel's fees and expenses, arising out of the gross negligence or willful misconduct of the Indemnified Party. Any Indemnified Party that is made a defending party in an action, claim or administration proceeding, the expense of the defense of which is covered by this Paragraph 12, shall so notify Pledgor immediately. Pledgor shall have the right at its election to take over the defense or settlement of such action, claim or administrative proceeding by giving prompt notice to the Indemnified Party that it will do so. If Pledgor makes such election, it may conduct the defense of such action, claim or administrative proceeding through counsel of its choice and the Indemnified Party shall be bound by the result of Pledgor's defense or settlement of the action, claim or administrative proceeding.

     13.  CONTINUING DISPUTES

               In the event of any dispute between or conflicting claims by Pledgor and Pledgee and any other party, except Custodian, with respect to securities or cash in the Collateral Account, Custodian may decline to comply with any and all claims, demands or instructions with respect to such Collateral Securities or cash so long as such dispute or conflict shall continue, and Custodian shall not be liable for failure to act or to comply with such claims, demands or instructions. Custodian shall be entitled to refuse to act or comply until either (i) such conflicting or adverse claims or demands shall have been determined in a court of competent jurisdiction or settled by agreement between the conflicting parties and Custodian shall have received evidence satisfactory to it of the same, or (ii) Custodian shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses or damages, including counsel's fees and expenses, which it may incur by reason of taking any action.

     14.  FORM OF INSTRUCTIONS

               Instructions shall be in writing and effective from the time they are actually received by an Authorized Person of Custodian from an Authorized Person of the instructing party or from a person reasonably believed by Custodian to be an Authorized Person of the instructing party by mail, by telecopy or other facsimile machine, or any other means designated by the Custodian.

     15.  TERMINATION

               Any of the parties hereto may terminate this Agreement by giving to the other parties a notice in writing specifying the date of such termination, which shall be not less than ninety days after the date of giving of such notice, except that if any of the representations made by Custodian hereunder have become untrue or misleading in any material respect, Pledgor and Pledgee may terminate this Agreement immediately; provided, however, that no termination of this Agreement shall be effective until a successor custodian (reasonably acceptable to Pledgee) has accepted the duties of Custodian. Custodian shall remain liable for its representations and warranties hereunder after termination of this Agreement. Custodian shall deliver any securities or cash remaining in the Collateral Account on termination of this Agreement to a successor custodian designated in written instructions from Pledgor and Pledgee.

     16.  NOTICE OF COLLECTION

               a. Delivery of Notice of Collection. If Pledgee shall elect to demand collection of all or any part of the Collateral, it shall deliver a Notice of Collection to Custodian and the Pledgor. Such notice of Collection shall only be given to the Custodian after three New York Banking Days' written notice to Pledgor as required by Section 7 of the Pledge Agreement and shall recite the satisfaction such notice requirement. Custodian shall notify the Pledgor of the receipt of a Notice of Collection but shall have no further obligation or duty to inquire into the nature or validity of the failure to pay any Obligation or portion thereof by Pledgee set forth in the Notice of Collection.

               b. Effect of Pledgee's Notice of Collection. From and after receipt of a Notice of Collection from Pledgee hereunder, Custodian shall continue to hold all securities and cash in the Collateral Account unless it shall receive instructions from Pledgee to transfer all or any part of the Collateral Securities and cash in the Collateral Account.

               c. Further Assurances. If Custodian receives a Notice of Collection from the Pledgee, Custodian shall continue to provide custody services with respect to securities and cash held in the Collateral Account for a period not to exceed 90 days but shall not be required to provide additional services unless Pledgee gives Custodian assurances that Pledgee shall pay Custodian's fees or Pledgor undertakes to pay Custodian's fees for such additional services.

     17.  MISCELLANEOUS

               a. Authorized Personnel. Exhibit C hereto contains the names, titles and specimen signatures of those individuals authorized to act on behalf of Pledgor and Pledgee and the purposes for which each is authorized. It is understood that certain designated persons may be Authorized Persons for limited purposes set forth in Exhibit C hereto. Pledgor and Pledgee agree to furnish to all parties a written notice if any such individual authorized by either of them ceases to be authorized or if other or additional authorized individuals are appointed and authorized. Upon receipt and acknowledgment of a notice from Pledgor or Pledgee that an individual is no longer an Authorized Person, Custodian shall cease accepting instructions from such person as soon as practicable thereafter.

               b. Notices. Any notice authorized or required by this Agreement shall be sufficiently given if addressed to the receiving party and hand delivered or sent by mail, telecopy or other facsimile machine to the receiving party, to the other party to this Agreement. Any such notice shall be addressed to the individuals at the addresses set forth on Exhibit D hereto or to such other person or persons as the receiving party may from time to time designate to the other parties in writing and shall become effective upon receipt.

               c. Amendments. Except as otherwise expressly provided in this Agreement, this Agreement may not be amended or modified in any manner except by a written agreement executed by all the parties by an Authorized Person of each party. No waiver or acceptance of performance other than as provided herein on the part of any party shall constitute a waiver or acceptance of such performance in the future.

               d. Binding Agreement. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns (including any trustees, conservators or other officers of the court in any bankruptcy or insolvency proceeding); provided, however, that this Agreement shall not be assignable by any party without the written consent of the other parties hereto and any such assignment shall be null and void. If any provision of this Agreement shall be inconsistent or conflict with any provision of the Master Agreement or the Master Pledge Agreement, the provisions of this Agreement shall control.

               e. Survival. All releases and indemnifications provided in this Agreement shall survive the termination of this Agreement.

               f. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflict of law principals thereof.

               g. Headings and References. The headings and captions in this Agreement are for reference only and shall not affect the construction or interpretation of any of its provisions. Except as expressly provided herein, all references to Paragraphs, Subparagraphs and Exhibits refer to the Paragraphs, Subparagraphs and Exhibits of this Agreement.

               h. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one Agreement.


               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective corporate officers, thereunto duly authorized, as of the 31st day of December, 1997.

                    Pledgor:  PETRIE STORES LIQUIDATING TRUST

                    By:    /s/ Stephanie R. Joseph
                    Name:    Stephanie R. Joseph
                    Title:   Manager and Chief Executive Officer

                    Pledgee:  CANADIAN IMPERIAL BANK OF COMMERCE

                    By:    /s/ Wayne J. Halenda
                    Name:    Wayne J. Halenda
                    Title:   Vice President

                    By:    /s/ Antonia Lobo
                    Name:    Antonia Lobo
                    Title:   Vice President

                    Custodian:  UNITED STATES TRUST COMPANY OF NEW
                    YORK

                    By:     /s/ Patricia Stermer
                    Name:   Patricia Stermer
                    Title:  Assistant Vice President


                                 EXHIBIT A

              TRANSFER OR DELIVERY OF SECURITIES - Procedures

     CUSTODIAN'S ACCOUNT

               Location:
               Account Designation:
               Timing for deliveries:

               The foregoing may be amended from time to time by agreement of Pledgee and Custodian.

     PLEDGOR'S ACCOUNT

               Location:
               Account Designation:
               Timing for deliveries:

               The foregoing may be amended from time to time by agreement of Pledgor and Custodian.


                                 EXHIBIT B

                          DESCRIPTION OF ACCOUNTS

     CASH

     A.        The Collateral Account
               ABA:
               Name:
               A/C:
               A/C Name:

     B.        Pledgor's Delivery Instructions
               ABA:
               Name:
               A/C:
               A/C Name:

     C.        Pledgee's Delivery Instruction
               ABA:
               Name:
               For Credit of:
               DDA Account No.:
               Reference:
               Trust A/C:
               Branch:
               Attention:


                                 EXHIBIT C
                             AUTHORIZED PERSONS
                                  PLEDGOR

                               [SEE ATTACHED]

               I,                 , a Secretary of _______________
     (the "Corporation"), a corporation duly incorporated under the laws of the State of _________, do hereby certify that the titles and specimen signatures of the persons listed below are true and correct:

     NAME                                    SIGNATURE

               IN WITNESS WHEREOF, I set my hand and placed the seal
     of the Corporation this      day of          , 1993

                              [PLEDGOR]



                              [Secretary]


                                 EXHIBIT C
                                (Continued)

                             AUTHORIZED PERSONS

                                  PLEDGEE

          Signature                 Name              Official Title








                                 EXHIBIT C
                                (continued)

                             AUTHORIZED PERSONS

                                 CUSTODIAN

          Name, Title, Purpose                              Specimen

     1.
          Corporate Trust Officer

     2.
          Assistant Vice President

     3.
          Assistant Vice President

     4.
          Vice President

     The information hereon may be amended or deleted unilaterally by the party designating the Authorized Persons by notice in writing to the other parties hereto.


                                 EXHIBIT D

          NOTICES

     TO PLEDGEE:

          Name:
          Title:
          Address:
          Telephone:
          Fax No.:

     TO PLEDGOR:

          Name:
          Title:
          Address:
          Telephone:
          Fax No.:

     TO CUSTODIAN:

          Name:
          Title:
          Address:
          Telephone:
          Fax No.:


                                 EXHIBIT E

                        CERTIFICATE OF THE CUSTODIAN

               This Certificate is submitted by _______________ (the "Custodian") in connection with the securities listed in the attached Exhibit 1 (the "Securities").

               The Custodian by its duly authorized officer hereby certifies and confirms to ________________ (the "Pledgee") that:

               (1) The Securities are being and will be held in the [COLLATERAL ACCOUNT] of the Custodian (or its nominee).

               (2) The Custodian has by book entry or otherwise identified on its records that the Securities are being held, and will continuously be held, in a segregated non-fungible account at the Custodian in favor of the Pledgee, and has confirmed to the Pledgee that it has made such identification.

               (3) The Custodian in the ordinary course of its business maintains security accounts for its customers, regularly accepts [Describe Collateral Securities] as a custodial service for customers and maintains accounts in the names of such customers reflecting ownership of or interest in such securities.

               (4)  The Custodian has credited the Collateral
     Securities to the account of the Pledgee in good faith and without notice of any adverse claim to the Collateral Securities.

               DATE:  ________________________

                                        [CUSTODIAN]

                                        By:
                                           Title: